UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 28, 2009

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania		17703-0967
(Address of principal executive offices)		(Zip Code)

(570) 322-1111

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01               Other Events.

On April 28, 2009, Penns Woods Bancorp, Inc. (the “Company”) announced that the Board of Directors extended the previously announced stock repurchase plan for up to 197,000 shares of common stock, or approximately 5% of the Company’s outstanding shares, for an additional year to April 30, 2010.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

99.1                           Press release, dated April 28, 2009, of Penns Woods Bancorp, Inc. announcing the extension of the stock repurchase plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: April 29, 2009

	By:	/s/ Brian L. Knepp
Brian L. Knepp
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 28, 2009, of Penns Woods Bancorp, Inc. announcing the extension of the stock repurchase plan